EXHIBIT 10.13
                                    AGREEMENT

         THIS AGREEMENT is made and entered into as of this 4thth day of January, 2000, by and between WESTERN SECURITY BANK (the "Bank"), located at 100
E. Broadway, Missoula, Montana and CHARLES E. EISEMAN, JR. (the "Employee"), whose address is 3565 Pattee Canyon Road, Missoula, Montana 59803.


         WHEREAS, the Employee is currently serving as Senior Vice President Western Region Manager of the Bank; and

         WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to her/his assigned duties; and

         WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 3 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

         1.       Change in Control.

                  (a) Involuntary Termination. If the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 5(b) through 5(g) or Section 6 of this Agreement) in connection with or within 12 months after a change in control of the Bank or the Holding Company which occurs at any time during the term of this Agreement, the Bank shall pay to the Employee, over the period as provided in the following sentence, an amount equal to the product of (x) two hundred percent (200%) of the Base Salary of the Employee, as defined below, times (y) a fraction, the numerator of which is 730 minus the number of days from the date of the change in control to the date of termination and the denominator of which is 730. The amount payable pursuant to the preceding sentence shall be paid in equal consecutive monthly installments, and the number of monthly installments shall be 24 minus the number of whole months elapsed from the date of change in control to the date of termination.

                  (b) Definitions. (1) The term "Date of Termination" means the date upon which the Employee ceases to serve as an Employee of the Bank.

         (2) The term "change in control" is defined solely as any acquisition of control of the Bank or Holding Company (other than by a trustee or other fiduciary holding

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securities under an employee benefit plan of the Holding Company or a subsidiary of the Holding Company), as defined in 12 C.F.R. ss. 574.4, or any successor regulation, which would require the filing of an application for acquisition of control or notice of change in control in a manner as set forth in 12 C.F.R. ss. 574.3, or any successor regulation.

         (3) The term "base salary" is defined as the semi-monthly amount of salary paid the Employee for the pay period immediately preceding the date of termination annualized by multiplying by twenty-four (24).

         (4) The Employee shall be considered to be involuntarily terminated (1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 1(b), pursuant to any of Sections 5(b) through 5(g) or by reason of death or disability as provided in Sections 5(c) and Section 6; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as Senior Vice President Western Region Manager. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee to a location more than fifty (50) miles from the Bank's main office; (ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee; or (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee.

         (5) Termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

                  (c) Compliance with Capital Requirements. Notwithstanding anything in this Agreement to the contrary, no payments may be made pursuant to this Section 1 hereof without the prior approval of the Regional Deputy Director of the OTS if following such payment the Bank would not be in compliance with its fully phased in capital requirements as defined in OTS regulations.

         2. Certain Reduction of Payments by the Bank. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a 'Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 2, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

                  (b) All determinations required to be made under this Section 2 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals of recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on her/his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2 and shall notify the Employee promptly of such election. Within five business days of the earlier of (i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 2.

                  (c) As a result of uncertainty in application of Section 280G of the

Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f) (2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) Any payments made to the Employee, pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) and any regulations adopted thereunder.

         3. Term. The term of this Agreement shall be a period of two (2) years commencing on January 4, 2000 and ending on January 3, 2002, subject to earlier termination as provided herein.

         4. Participation in Other Employee Benefit Plans. In addition to the benefits provided under this agreement, the Employee shall be entitled while employed to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's employees of similar rank or for its employees generally.

         5.       Termination; Death.

                  (a) In the event Bank terminates the Employee's employment for cause, the obligations of the Bank under this Agreement shall cease. In case of termination of the Employee's employment for cause, the Bank shall pay the Employee her/his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive any of the compensation defined in Section 1(a) after termination for cause.

                  (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon ninety (90) days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee her/his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement.

                  (c) In the event of the death of the Employee during the term of this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of employment and this Agreement shall terminate and end on such last day of employment.

                  (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss. 1818(e) (3); (g) (l), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of the obligations which were suspended.

                  (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e) (4) or (g) (1) of the FDIA, 12 U.S.C. ss. 1818(e) (4);
(g) (1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                  (f) If the Bank becomes in default (as defined in Section 3(x)
(1) of the FDIA, 12 U.S.C. ss. 1813(x) (1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

                  (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("OTS") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. ss. 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         6. Disability. If during the term of this Agreement the Employee shall become disabled or incapacitated to the extent that she/he is unable to perform the duties of the Senior Vice President Western Region Manager, she/he shall be entitled to receive disability benefits of the type provided for other officers of the Bank of similar rank. If the employment of Employee is terminated due to disability or incapacity to perform the duties and requirements of the employment, this Agreement shall terminate and end on such last day of employment.

         7. No Assignments. (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by; an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 1(a) hereof. For purposes of implementing the provisions of this Section 7(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notices to the Bank shall be directed to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or to such other address as either party may have furnished to the other in writing in accordance herewith.

         9. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         10. Paragraph Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         12. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Montana.

         13. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                            CHARLES E. EISEMAN, JR.  Employee

                            Address:          3565 Pattee Canyon Road
                                              Missoula, MT 59803


                            WESTERN SECURITY BANK

                            By:__________________________________
                                     Ralph K. Holliday, President
                                     and Chief Executive Officer

                                                                   EXHIBIT 10.14

                                    AGREEMENT

         THIS AGREEMENT is made and entered into as of this __ day of April, 1999, by and between WESTERN SECURITY BANK (the "Bank"), located at 100 E. Broadway, Missoula, Montana and RALPH K. HOLLIDAY (the "Employee"), whose address is 4217 Fairwood Blvd, NE, Tacoma, Washington 98422.


         WHEREAS, the Employee has been retained to serve as President and Chief Executive Officer of the Bank effective July 1, 1999 and until that date he will serve as President-Elect and Chief Executive Officer-Elect;

         WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to her/his assigned duties; and

         WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 3 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

         1.       Change in Control.

                  (a) Involuntary Termination. If the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 5(b) through 5(g) or Section 6 of this Agreement) in connection with or within 12 months after a change in control of the Bank or the Holding Company which occurs at any time during the term of this Agreement, the Bank shall pay to the Employee, over the period as provided in the following sentence, an amount equal to the product of (x) three hundred percent (300%) of the Base Salary of the Employee, as defined below, times (y) a fraction, the numerator of which is 1095 minus the number of days from the date of the change in control to the date of termination and the denominator of which is 1095. The amount payable pursuant to the preceding sentence shall be paid in equal consecutive monthly installments, and the number of monthly installments shall be thirty-six (36) minus the number of whole months elapsed from the date of change in control to the date of termination.

                  (b) Definitions. (1) The term "Date of Termination" means the date upon which the Employee ceases to serve as an Employee of the Bank.

         (2) The term "change in control" is defined solely as any acquisition of control of the Bank or Holding Company (other than by a trustee or other fiduciary holding securities under an employee benefit plan of the Holding Company or a subsidiary of the Holding Company), as defined in 12 C.F.R. ss. 574.4, or any successor regulation, which would require the filing of an application for acquisition of control or notice of change in control in a manner as set forth in 12 C.F.R. ss. 574.3, or any successor regulation.

         (3) The term "base salary" is defined as the semi-monthly amount of salary paid the Employee for the pay period immediately preceding the date of termination annualized by multiplying by twenty-four (24).

         (4) The Employee shall be considered to be involuntarily terminated (1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 1(b), pursuant to any of Sections 5(b) through 5(g) or by reason of death or disability as provided in Sections 5(c) and Section 6; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as President and Chief Executive Officer. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee to a location more than fifty (50) miles from the Bank's main office; (ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee; or (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee.

         (5) Termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

                  (c) Compliance with Capital Requirements. Notwithstanding anything in this Agreement to the contrary, no payments may be made pursuant to this Section 1 hereof without the prior approval of the Regional Deputy Director of the OTS if following such payment the Bank would not be in compliance with its fully phased in capital requirements as defined in OTS regulations.

         2. Certain Reduction of Payments by the Bank. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a 'Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 2, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

                  (b) All determinations required to be made under this Section 2 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals of recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 2, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2 and shall notify the Employee promptly of such election. Within five business days of the earlier of (i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 2.

                  (c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f) (2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) Any payments made to the Employee, pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) and any regulations adopted thereunder.

         3. Term. The term of this Agreement shall be a period of three (3) years commencing on April 19, 1999, subject to earlier termination as provided herein. Beginning on the first anniversary the commencement date and on each anniversary thereafter, the term of this Agreement shall be extended for a period of one (1) year unless either the Bank or the Employee gives contrary written notice to the other not less than 90 days in advance of the date on which the term of this Agreement would otherwise be extended. Notwithstanding any other statement or provision in this Agreement, this Agreement will not be automatically extended unless, prior thereto, such extension is approved by the Board of Directors of the Bank following the Board's review of a formal performance evaluation of the Employee performed by the disinterested members of the Board of Directors of the Bank and reflected in the minutes of the Board of Directors. Reference herein to the term under this Agreement shall refer to both such initial term and such extended terms.

         4. Participation in Other Employee Benefit Plans. In addition to the benefits provided under this agreement, the Employee shall be entitled while employed to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's employees of similar rank or for its employees generally.

         5.       Termination; Death.

                  (a) In the event Bank terminates the Employee's employment for cause, the obligations of the Bank under this Agreement shall cease. In case of termination of the Employee's employment for cause, the Bank shall pay the Employee her/his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive any of the compensation defined in Section 1(a) after termination for cause.

                  (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon ninety (90) days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee her/his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement.

                  (c) In the event of the death of the Employee during the term of this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of employment and this Agreement shall terminate and end on such last day of employment.

                  (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss. 1818(e) (3); (g) (l), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of the obligations which were suspended.

                  (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e) (4) or (g) (1) of the FDIA, 12 U.S.C. ss. 1818(e) (4);
(g) (1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                  (f) If the Bank becomes in default (as defined in Section 3(x)
(1) of the FDIA, 12 U.S.C. ss. 1813(x) (1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

                  (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("OTS") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. ss. 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         6. Disability. If during the term of this Agreement the Employee shall become disabled or incapacitated to the extent that she/he is unable to perform the duties of the President-Elect, President, Chief Executive Officer-Elect or Chief Executive Officer, she/he shall be entitled to receive disability benefits of the type provided for other officers of the Bank of similar rank. If the employment of Employee is terminated due to disability or incapacity to perform the duties and requirements of the employment, this Agreement shall terminate and end on such last day of employment.

         7. No Assignments. (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by; an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 1(a) hereof. For purposes of implementing the provisions of this Section 7(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notices to the Bank shall be directed to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or to such other address as either party may have furnished to the other in writing in accordance herewith.

         9. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         10. Paragraph Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         12. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Montana.

         13. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                        RALPH K. HOLLIDAY  Employee

                                        Address:   4217 Fairwood Blvd, NE,
                                                   Tacoma, Washington 98422.






                                        WESTERN SECURITY BANK

                                        By:__________________________________
                                                 Lyle R. Grimes, President
                                                 and Chief Executive Officer

                                                                   EXHIBIT 10.15

                                    AGREEMENT

         THIS AGREEMENT is made and entered into as of this 16th day of June, 1999, by and between WESTERN SECURITY BANK (the "Bank"), located at 100 E. Broadway, Missoula, Montana and MARCIA L. JOHNSON (the "Employee"), whose address is, ______________________________________________________.


         WHEREAS, the Employee is currently serving as Senior Vice President, Manager of Central Operations of the Bank; and

         WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to her assigned duties; and

         WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 3 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

         1.       Change in Control.

                  (a) Involuntary Termination. If the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 5(b) through 5(g) or Section 6 of this Agreement) in connection with or within 12 months after a change in control of the Bank or the Holding Company which occurs at any time during the term of this Agreement, the Bank shall pay to the Employee, over the period as provided in the following sentence, an amount equal to the product of (x) two hundred percent (200%) of the Base Salary of the Employee, as defined below, times (y) a fraction, the numerator of which is 730 minus the number of days from the date of the change in control to the date of termination and the denominator of which is 730. The amount payable pursuant to the preceding sentence shall be paid in equal consecutive monthly installments, and the number of monthly installments shall be 24 minus the number of whole months elapsed from the date of change in control to the date of termination.

                  (b) Definitions. (1) The term "Date of Termination" means the date upon which the Employee ceases to serve as an Employee of the Bank.

         (2) The term "change in control" is defined solely as any acquisition of control of the Bank or Holding Company (other than by a trustee or other fiduciary holding securities under an employee benefit plan of the Holding Company or a subsidiary of the Holding Company), as defined in 12 C.F.R. ss. 574.4, or any successor regulation, which would require the filing of an application for acquisition of control or notice of change in control in a manner as set forth in 12 C.F.R. ss. 574.3, or any successor regulation.

         (3) The term "base salary" is defined as the semi-monthly amount of salary paid the Employee for the pay period immediately preceding the date of termination annualized by multiplying by twenty-four (24).

         (4) The Employee  shall be considered to be  involuntarily  terminated:
(1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 1(b), pursuant to any of Sections 5(b) through 5(g) or by reason of death or disability as provided in Sections 5(c) and Section 6; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as Senior Vice President, Manager of Central Operations. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee to a location more than fifty (50) miles from the Bank's main office; (ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee; or (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee.

         (5) Termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

                  (c) Compliance with Capital Requirements. Notwithstanding anything in this Agreement to the contrary, no payments may be made pursuant to this Section 1 hereof without the prior approval of the Regional Deputy Director of the OTS if following such payment the Bank would not be in compliance with its fully phased in capital requirements as defined in OTS regulations.

         2. Certain Reduction of Payments by the Bank. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Internal Revenue Code ("Code"), then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of Section 280G of the Code. For purposes of this Section 2, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

                  (b) All determinations required to be made under this Section 2 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals of recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on her federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 2, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2 and shall notify the Employee promptly of such election. Within five business days of the earlier of: (i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement; or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 2.

                  (c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f) (2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) Any payments made to the Employee, pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) and any regulations adopted thereunder.

         3. Term. The term of this Agreement shall be a period of two (2) years commencing on June 16, 1999, and ending June 15, 2001, subject to earlier termination as provided herein.

         4. Participation in Other Employee Benefit Plans. In addition to the benefits provided under this agreement, the Employee shall be entitled while employed to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's employees of similar rank or for its employees generally.

         5.       Termination; Death.

                  (a) In the event the Bank terminates the Employee's employment for cause, the obligations of the Bank under this Agreement shall cease. In case of termination of the Employee's employment for cause, the Bank shall pay the Employee her salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive any of the compensation defined in Section 1(a) after termination for cause.

                  (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon ninety (90) days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee her salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement.

                  (c) In the event of the death of the Employee during the term of this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of employment and this Agreement shall terminate and end on such last day of employment.

                  (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss. 1818(e) (3); (g) (l), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion: (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended; and (ii) reinstate in whole or in part any of the obligations which were suspended.

                  (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e) (4) or (g) (1) of the FDIA, 12 U.S.C. ss. 1818(e) (4);
(g) (1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                  (f) If the Bank becomes in default (as defined in Section 3(x)
(1) of the FDIA, 12 U.S.C. ss. 1813(x) (1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

                  (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("OTS") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. ss. 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the

Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         6. Disability. If during the term of this Agreement the Employee shall become disabled or incapacitated to the extent that she is unable to perform the duties of the Senior Vice President, Manager of Central Operations, she shall be entitled to receive disability benefits of the type provided for other officers of the Bank of similar rank. If the employment of Employee is terminated due to disability or incapacity to perform the duties and requirements of the employment, this Agreement shall terminate and end on such last day of employment.

         7. No Assignments. (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by; an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 1(a) hereof. For purposes of implementing the provisions of this Section 7(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notices to the Bank shall be directed to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or to such other address as either party may have furnished to the other in writing in accordance herewith.

         9. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         10. Paragraph Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         12. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Montana.

         13. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                          MARCIA L. JOHNSON, Employee

                                 Address:



                                 WESTERN SECURITY BANK


                                 By:
                                          Lyle R. Grimes, President
                                                   and Chief Executive Officer

                                                                   EXHIBIT 10.16

                                    AGREEMENT

         THIS AGREEMENT is made and entered into as of this ___ day of _________, 1999, by and between WESTERN SECURITY BANK (the "Bank"), located at 100 E. Broadway, Missoula, Montana and BARRY L. JOHNSTON (the "Employee"), whose address is,7267 Highway 83, Bigfork, Montana 59911.


         WHEREAS, the Employee is currently serving as Senior Vice President, Credit Administrator of the Bank; and

         WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties; and

         WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 3 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

         1.       Change in Control.

                  (a) Involuntary Termination. If the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 5(b) through 5(g) or Section 6 of this Agreement) in connection with or within 12 months after a change in control of the Bank or the Holding Company which occurs at any time during the term of this Agreement, the Bank shall pay to the Employee, over the period as provided in the following sentence, an amount equal to the product of (x) two hundred percent (200%) of the Base Salary of the Employee, as defined below, times (y) a fraction, the numerator of which is 730 minus the number of days from the date of the change in control to the date of termination and the denominator of which is 730. The amount payable pursuant to the preceding sentence shall be paid in equal consecutive monthly installments, and the number of monthly installments shall be 24 minus the number of whole months elapsed from the date of change in control to the date of termination.

                  (b) Definitions. (1) The term "Date of Termination" means the date upon which the Employee ceases to serve as an Employee of the Bank.

         (2) The term "change in control" is defined solely as any acquisition of control of the Bank or Holding Company (other than by a trustee or other fiduciary holding securities under an employee benefit plan of the Holding Company or a subsidiary of the Holding Company), as defined in 12 C.F.R. ss. 574.4, or any successor regulation, which would require the filing of an application for acquisition of control or notice of change in control in a manner as set forth in 12 C.F.R. ss. 574.3, or any successor regulation.

         (3) The term "base salary" is defined as the semi-monthly amount of salary paid the Employee for the pay period immediately preceding the date of termination annualized by multiplying by twenty-four (24).

         (4) The Employee  shall be considered to be  involuntarily  terminated:
(1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 1(b), pursuant to any of Sections 5(b) through 5(g) or by reason of death or disability as provided in Sections 5(c) and Section 6; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as Senior Vice President, Credit Administrator. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee to a location more than fifty (50) miles from the Bank's main office; (ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee; or (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee.

         (5) Termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

                  (c) Compliance with Capital Requirements. Notwithstanding anything in this Agreement to the contrary, no payments may be made pursuant to this Section 1 hereof without the prior approval of the Regional Deputy Director of the OTS if following such payment the Bank would not be in compliance with its fully phased in capital requirements as defined in OTS regulations.

         2. Certain Reduction of Payments by the Bank. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Internal Revenue Code ("Code"), then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of Section 280G of the Code. For purposes of this Section 2, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

                  (b) All determinations required to be made under this Section 2 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals of recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 2, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2 and shall notify the Employee promptly of such election. Within five business days of the earlier of: (i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement; or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 2.

                  (c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f) (2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) Any payments made to the Employee, pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) and any regulations adopted thereunder.

         3. Term. The term of this Agreement shall be a period of two (2) years commencing on October 18, 1999, and ending October 17, 2001, subject to earlier termination as provided herein.

         4. Participation in Other Employee Benefit Plans. In addition to the benefits provided under this agreement, the Employee shall be entitled while employed to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's employees of similar rank or for its employees generally.

         5.       Termination; Death.

                  (a) In the event the Bank terminates the Employee's employment for cause, the obligations of the Bank under this Agreement shall cease. In case of termination of the Employee's employment for cause, the Bank shall pay the Employee his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive any of the compensation defined in Section 1(a) after termination for cause.

                  (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon ninety (90) days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement.

                  (c) In the event of the death of the Employee during the term of this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of employment and this Agreement shall terminate and end on such last day of employment.

                  (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss. 1818(e) (3); (g) (l), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion: (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended; and (ii) reinstate in whole or in part any of the obligations which were suspended.

                  (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e) (4) or (g) (1) of the FDIA, 12 U.S.C. ss. 1818(e) (4);
(g) (1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                  (f) If the Bank becomes in default (as defined in Section 3(x)
(1) of the FDIA, 12 U.S.C. ss. 1813(x) (1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

                  (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("OTS") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. ss. 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the

Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         6. Disability. If during the term of this Agreement the Employee shall become disabled or incapacitated to the extent that he is unable to perform the duties of the Senior Vice President, Credit Adminstrator, he shall be entitled to receive disability benefits of the type provided for other officers of the Bank of similar rank. If the employment of Employee is terminated due to disability or incapacity to perform the duties and requirements of the employment, this Agreement shall terminate and end on such last day of employment.

         7. No Assignments. (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by; an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 1(a) hereof. For purposes of implementing the provisions of this Section 7(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notices to the Bank shall be directed to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or to such other address as either party may have furnished to the other in writing in accordance herewith.

         9. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         10. Paragraph Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         12. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Montana.

         13. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                          BARRY L. JOHNSTON, Employee

                                 Address:          7267 Highway 83
                                                   Bigfork, Montana 59911

                                 WESTERN SECURITY BANK


                                 By:
                                          Ralph K. Holliday, President
                                                   and Chief Executive Officer

                                                                   EXHIBIT 10.17

                                    AGREEMENT

         THIS AGREEMENT is made and entered into as of this 17th day of December, 1999, by and between WESTERN SECURITY BANK (the "Bank"), located at 100 E. Broadway, Missoula, Montana and SUZANNE M. LOEWEN (the "Employee"), whose address is 2228 36th Street, Missoula, Montana 59801.


         WHEREAS, the Employee is currently serving as Vice President Internal Auditor Compliance Officer of the Bank; and

         WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to her/his assigned duties; and

         WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 3 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

         1.       Change in Control.

                  (a) Involuntary Termination. If the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 5(b) through 5(g) or Section 6 of this Agreement) in connection with or within 12 months after a change in control of the Bank or the Holding Company which occurs at any time during the term of this Agreement, the Bank shall pay to the Employee, over the period as provided in the following sentence, an amount equal to the product of (x) two hundred percent (200%) of the Base Salary of the Employee, as defined below, times (y) a fraction, the numerator of which is 730 minus the number of days from the date of the change in control to the date of termination and the denominator of which is 730. The amount payable pursuant to the preceding sentence shall be paid in equal consecutive monthly installments, and the number of monthly installments shall be 24 minus the number of whole months elapsed from the date of change in control to the date of termination.

                  (b) Definitions. (1) The term "Date of Termination" means the date upon which the Employee ceases to serve as an Employee of the Bank.

         (2) The term "change in control" is defined solely as any acquisition of control of the Bank or Holding Company (other than by a trustee or other fiduciary holding securities under an employee benefit plan of the Holding Company or a subsidiary of the Holding Company), as defined in 12 C.F.R. ss. 574.4, or any successor regulation, which would require the filing of an application for acquisition of control or notice of change in control in a manner as set forth in 12 C.F.R. ss. 574.3, or any successor regulation.

         (3) The term "base salary" is defined as the semi-monthly amount of salary paid the Employee for the pay period immediately preceding the date of termination annualized by multiplying by twenty-four (24).

         (4) The Employee shall be considered to be involuntarily terminated (1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 1(b), pursuant to any of Sections 5(b) through 5(g) or by reason of death or disability as provided in Sections 5(c) and Section 6; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as Vice President Internal Auditor Compliance Officer. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee to a location more than fifty (50) miles from the Bank's main office; (ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee; or (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee.

         (5) Termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

                  (c) Compliance with Capital Requirements. Notwithstanding anything in this Agreement to the contrary, no payments may be made pursuant to this Section 1 hereof without the prior approval of the Regional Deputy Director of the OTS if following such payment the Bank would not be in compliance with its fully phased in capital requirements as defined in OTS regulations.

         2. Certain Reduction of Payments by the Bank. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a 'Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 2, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

                  (b) All determinations required to be made under this Section 2 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals of recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on her/his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2 and shall notify the Employee promptly of such election. Within five business days of the earlier of (i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 2.

                  (c) As a result of uncertainty in application of Section 280G of the

Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f) (2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) Any payments made to the Employee, pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) and any regulations adopted thereunder.

         3. Term. The term of this Agreement shall be a period of two (2) years commencing on December 17, 1999 and ending on December 16, 2001, subject to earlier termination as provided herein.

         4. Participation in Other Employee Benefit Plans. In addition to the benefits provided under this agreement, the Employee shall be entitled while employed to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's employees of similar rank or for its employees generally.

         5.       Termination; Death.

                  (a) In the event Bank terminates the Employee's employment for cause, the obligations of the Bank under this Agreement shall cease. In case of termination of the Employee's employment for cause, the Bank shall pay the Employee her/his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive any of the compensation defined in Section 1(a) after termination for cause.

                  (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon ninety (90) days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee her/his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement.

                  (c) In the event of the death of the Employee during the term of this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of employment and this Agreement shall terminate and end on such last day of employment.

                  (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss. 1818(e) (3); (g) (l), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of the obligations which were suspended.

                  (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e) (4) or (g) (1) of the FDIA, 12 U.S.C. ss. 1818(e) (4);
(g) (1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                  (f) If the Bank becomes in default (as defined in Section 3(x)
(1) of the FDIA, 12 U.S.C. ss. 1813(x) (1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

                  (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("OTS") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. ss. 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         6. Disability. If during the term of this Agreement the Employee shall become disabled or incapacitated to the extent that she/he is unable to perform the duties of the Vice President Internal Auditor Compliance Officer, she/he shall be entitled to receive disability benefits of the type provided for other officers of the Bank of similar rank. If the employment of Employee is terminated due to disability or incapacity to perform the duties and requirements of the employment, this Agreement shall terminate and end on such last day of employment.

         7. No Assignments. (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by; an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 1(a) hereof. For purposes of implementing the provisions of this Section 7(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notices to the Bank shall be directed to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or to such other address as either party may have furnished to the other in writing in accordance herewith.

         9. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         10. Paragraph Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         12. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Montana.

         13. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                             SUZANNE M. LOEWEN  Employee

                             Address:          2228 36th Street
                                               Missoula, MT 59 801


                             WESTERN SECURITY BANK

                             By:__________________________________
                                      Ralph K. Holliday, President
                                      and Chief Executive Officer

                                                                   EXHIBIT 10.18

                                    AGREEMENT

         THIS AGREEMENT is made and entered into as of this 31th day of January, 2000, by and between WESTERN SECURITY BANK (the "Bank"), located at 100 E. Broadway, Missoula, Montana and SHARON E. WOLDSTAD (the "Employee"), whose address is Potomac, Montana 59823.


        WHEREAS, the Employee is currently serving as Corporate Secretary Senior Vice President Data Center Coordinator of the Bank; and

         WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to her/his assigned duties; and

         WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 3 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

         1.       Change in Control.

                  (a) Involuntary Termination. If the Employee's employment is involuntarily terminated (other than for cause or pursuant to any of Sections 5(b) through 5(g) or Section 6 of this Agreement) in connection with or within 12 months after a change in control of the Bank or the Holding Company which occurs at any time during the term of this Agreement, the Bank shall pay to the Employee, over the period as provided in the following sentence, an amount equal to the product of (x) two hundred percent (200%) of the Base Salary of the Employee, as defined below, times (y) a fraction, the numerator of which is 730 minus the number of days from the date of the change in control to the date of termination and the denominator of which is 730. The amount payable pursuant to the preceding sentence shall be paid in equal consecutive monthly installments, and the number of monthly installments shall be 24 minus the number of whole months elapsed from the date of change in control to the date of termination.

                  (b) Definitions. (1) The term "Date of Termination" means the date upon which the Employee ceases to serve as an Employee of the Bank.

         (2) The term "change in control" is defined solely as any acquisition of control of the Bank or Holding Company (other than by a trustee or other fiduciary holding securities under an employee benefit plan of the Holding Company or a subsidiary of the Holding Company), as defined in 12 C.F.R. ss. 574.4, or any successor regulation, which would require the filing of an application for acquisition of control or notice of change in control in a manner as set forth in 12 C.F.R. ss. 574.3, or any successor regulation.

         (3) The term "base salary" is defined as the semi-monthly amount of salary paid the Employee for the pay period immediately preceding the date of termination annualized by multiplying by twenty-four (24).

         (4) The Employee shall be considered to be involuntarily terminated (1) if the employment of the Employee is involuntarily terminated for any reason other than for "cause" as provided in this Section 1(b), pursuant to any of Sections 5(b) through 5(g) or by reason of death or disability as provided in Sections 5(c) and Section 6; or (2) there occurs a material diminution of or interference with the Employee's duties, responsibilities and benefits as Corporate Secretary Senior Vice President Data Center Coordinator. By way of example and not by way of limitation, any of the following actions, if unreasonable or materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (i) a change in the principal workplace of the Employee to a location more than fifty
(50) miles from the Bank's main office; (ii) a material demotion of the Employee, a reduction in the number or seniority of other Bank personnel reporting to the Employee, or a reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Employee; or (iii) a reduction or adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee.

         (5) Termination for "cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the disinterested members of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

                  (c) Compliance with Capital Requirements. Notwithstanding anything in this Agreement to the contrary, no payments may be made pursuant to this Section 1 hereof without the prior approval of the Regional Deputy Director of the OTS if following such payment the Bank would not be in compliance with its fully phased in capital requirements as defined in OTS regulations.

         2. Certain Reduction of Payments by the Bank. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a 'Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of
Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 2, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

                  (b) All determinations required to be made under this Section 2 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals of recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the Date of Termination, or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on her/his federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 2 and shall notify the Employee promptly of such election. Within five business days of the earlier of (i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 2.

                  (c) As a result of uncertainty in application of Section 280G of the

Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f) (2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling preceding or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

         (d) Any payments made to the Employee, pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) and any regulations adopted thereunder.

         3. Term. The term of this Agreement shall be a period of two (2) years commencing on January 31, 2000 and ending on January 30, 2002, subject to earlier termination as provided herein.

         4. Participation in Other Employee Benefit Plans. In addition to the benefits provided under this agreement, the Employee shall be entitled while employed to participate in, and receive benefits under, all plans relating to stock options, stock purchases, pension, thrift, profit-sharing, group life insurance, medical coverage, education, cash or stock bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Bank's employees of similar rank or for its employees generally.

         5.       Termination; Death.

                  (a) In the event Bank terminates the Employee's employment for cause, the obligations of the Bank under this Agreement shall cease. In case of termination of the Employee's employment for cause, the Bank shall pay the Employee her/his salary through the date of termination, and the Bank shall have no further obligation to the Employee under this Agreement. The Employee shall have no right to receive any of the compensation defined in Section 1(a) after termination for cause.

                  (b) The Employee's employment may be voluntarily terminated by the Employee at any time upon ninety (90) days written notice to the Bank or upon such shorter period as may be agreed upon between the Employee and the Board of Directors of the Bank. In the event of such voluntary termination, the Bank shall be obligated to continue to pay the Employee her/his salary only through the date of termination, at the time such payments are due, and the Bank shall have no further obligation to the Employee under this Agreement.

                  (c) In the event of the death of the Employee during the term of this Agreement and prior to any termination hereunder, the Employee's estate, or such person as the Employee may have previously designated in writing, shall be entitled to receive from the Bank the salary of the Employee through the last day of employment and this Agreement shall terminate and end on such last day of employment.

                  (d) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss. 1818(e) (3); (g) (l), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of the obligations which were suspended.

                  (e) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e) (4) or (g) (1) of the FDIA, 12 U.S.C. ss. 1818(e) (4);
(g) (1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                  (f) If the Bank becomes in default (as defined in Section 3(x)
(1) of the FDIA, 12 U.S.C. ss. 1813(x) (1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

                  (g) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("OTS") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA, 12 U.S.C. ss. 1823(c); or (ii) by the Director of the OTS or his or her designee at the time the Director of the OTS or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition.

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



         Any rights of the parties that have already vested, however, shall not be affected by any such action.

         6. Disability. If during the term of this Agreement the Employee shall become disabled or incapacitated to the extent that she/he is unable to perform the duties of the Corporate Secretary Senior Vice President Data Center Coordinator, she/he shall be entitled to receive disability benefits of the type provided for other officers of the Bank of similar rank. If the employment of Employee is terminated due to disability or incapacity to perform the duties and requirements of the employment, this Agreement shall terminate and end on such last day of employment.

         7. No Assignments. (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by; an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 1(a) hereof. For purposes of implementing the provisions of this Section 7(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notices to the Bank shall be directed to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or to such other address as either party may have furnished to the other in writing in accordance herewith.


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


         9. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         10. Paragraph Headings. The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         12. Governing Law. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Montana.

         13. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                     SHARON E. WOLDSTAD  Employee

                                     Address:          Potomac, MT 59823


                                     WESTERN SECURITY BANK

                                     By:__________________________________
                                              Ralph K. Holliday, President
                                              and Chief Executive Officer




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